                                                                    EXHIBIT 23.2





                       CONSENT OF VINSON & ELKINS L.L.P.


         We hereby consent to reference to our firm under the caption "Legal Matters" in the Prospectus constituting a part of the Registration Statement on Form S-3, as amended by Pre-effective Amendment No. 1 (the "Registration Statement") filed by International Home Foods, Inc. to effect the registration of shares of its common stock under the Securities Act of 1933.


                             /s/ VINSON & ELKINS L.L.P.



Dallas, Texas
December 14, 1999